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                                                                  EXHIBIT 10.4




                  STOCK ISSUANCE AND EXPENSE SHARING AGREEMENT

         This Agreement ("Agreement") is dated as of this October 31, 1996, between Banner Aerospace, Inc., a Delaware corporation ("Banner"), RHI Holdings, Inc., a Delaware corporation ("RHI") and Aero International, Inc., an Ohio corporation ("Aero" or the "Corporation").

                                    Recitals

         Banner is the holder of 100% of the 1,064 outstanding shares of Common Stock, $.01 par value, of Aero. Aero desires to issue an additional 248 shares and transfer those shares, which shares will constitute 19% of the issued and outstanding Aero securities (the "Securities"), to RHI. RHI desires to acquire those Securities.

         Banner and RHI plan to open an office in Turkey under the legal name Aero International, Inc., whereby each company may develop its aerospace business via Aero. Banner and RHI each will be responsible for 50% of the Aero office expenses.

                                   Agreements

         In consideration of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   Agreements

         1. Issuance of the Securities. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Aero shall assign, transfer and deliver to RHI, and RHI shall accept from Aero, the Securities.

         2.      Acquisition Price; Closing.

                 (a) The aggregate price for the Securities shall be equal to Ten Dollars ($10.00) and other valuable consideration (the "Acquistion Price").

                 (b) The Closing of the transaction contemplated by this Agreement (the "Closing") shall take place at 12:00 p.m. on October 31, 1996 or such other time as the parties agree. At the Closing, RHI shall pay the Price and Aero shall deliver to RHI the certificates evidencing the Securities.

         3.      Expense Sharing.

         Banner and RHI will jointly open an Aero office in Turkey from which each company will develop its business. Banner shall keep the books of Aero. Banner and RHI shall each be responsible for 50% of all of the office expenses. Banner will bill
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RHI, and RHI will reimburse Banner, for 50% of all of the expenses.  RHI shall reimburse Banner within a reasonable time period after RHI receives the Banner invoice.

         4. Representations and Warranties of Aero. Aero represents and warrants to Banner and RHI that:

                 (a) Aero is a corporation duly incorporated and validly existing under the laws of the state of Ohio and has the corporate power and authority to own its assets.

                 (b) Aero may issue and own the number and type of Securities set forth in this Agreement beneficially and of record, free and clear of all liens, restrictions, encumbrances, charges and adverse claims; Aero has the full power, capacity and authority to assign, transfer and deliver the Securities to RHI; and such transfer will vest in RHI good and marketable title to the Securities, free and clear of all liens, restrictions, encumbrances, charges and adverse claims.

                 (c) This Agreement, when executed and delivered by Aero in accordance with the terms contained herein, will constitute the legal, valid and binding obligation of Aero, enforceable in accordance with its terms.

                 (d) Performance of this Agreement and compliance with the provision hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or By-Laws of Aero. Such performance or compliance will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Aero pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which Aero is a party or by which Aero is bound.

         5. Representations and Warranties of Banner. Banner represents and warrants to Aero and RHI that:

                 (a) Banner is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the corporate power and authority to own its assets.

                 (b) This Agreement, when executed and delivered by Banner in accordance with the terms contained herein, will constitute the legal, valid and binding obligation of Banner, enforceable in accordance with its terms.

                 (c) Performance of this Agreement and compliance with the provisions


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hereof will not violate any provision of any applicable law or of the
Certificate of Incorporation or By-Laws of Banner. Such performance or compliance will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Banner or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which Banner or any of its subsidiaries is a party or by which Banner or any such subsidiary is bound.

         6. Representations and Warranties of RHI. RHI represents and warrants to Aero and Banner as follows:

                 (a) RHI acknowledges that it will be receiving the Securities for its own account entirely and for investment and not with a view to, or for resale in connection with, any distribution.

                 (b) RHI is aware that the securities have not been and are not being registered under the securities act of 1933, as amended, or any state securities law, and that the Securities may not be publicly transferred unless so registered or unless exempt from such registration.

                 (c) This Agreement, when executed and delivered by RHI in accordance with the terms contained herein, will constitute the legal, valid and binding obligation of RHI.

                 (d) RHI is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the corporate power and authority to own its assets and acquire the Securities.

                 (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Certificate of Incorporation or By-Laws of RHI. Such performance or compliance will not conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of RHI or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which RHI or any of its subsidiaries is party or by which RHI or any such subsidiary is bound.

         7.      Indemnification for Certain Liabilities.

                 (a) Banner agrees to indemnify and hold RHI and the Corporation harmless from and against any loss, cost, expense (including, without limitation,



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reasonable attorneys' fees) or other liability or damage incurred by RHI or the
Corporation resulting from, arising out of, or incurred with respect to: (i) all liabilities, debts, duties, undertakings and obligations of the Corporation, commercial or otherwise, known or unknown, fixed or contingent, choate or inchoate, liquidated or unliquidated, secured or unsecured, or otherwise, arising or occurring prior to the Closing; (ii) any income, transfer, sales, property, use or other taxes and assessments against the Corporation arising from or assessed for all periods prior to the Closing, or in connection with the transactions contemplated by this Agreement, and (iii) any breach by Banner of the representations, warranties or covenants contained in this Agreement.

                 (b) RHI hereby agrees to indemnify and hold Banner and Aero harmless from and against any loss, cost, expense (including, without limitation, reasonable attorneys' fees) or other liability or damage incurred by Banner or Aero following the Closing resulting from, arising out of, or incurred with respect to any breach by RHI of its representations and warranties contained in this Agreement.

                 (c) Aero hereby agrees to indemnify and hold Banner and RHI harmless from and against any loss, cost, expense (including, without limitation, reasonable attorneys' fees) or other liability damage incurred by Banner or RHI following the Closing resulting from, arising out of, or incurred with respect to any breach by RHI of its representations and warranties contained in this Agreement.

         8.      Indemnity Procedure.

                 (a) Any party seeking indemnity pursuant to this Agreement ("Indemnitee") shall notify the party from whom indemnification is sought ("Indemnitor") in writing of the existence of any loss, cost, expense, liability or damage asserted, or any action commenced, against the Indemnitee ("Adverse Claim") in respect of which indemnity properly may be sought against the Indemnitor pursuant to this Agreement.

                 (b) Except as set forth below, the Indemnitor shall have the right, exercisable by written notice to the Indemnitee within thirty (30) days of receipt of the aforesaid notice, to conduct the defense of, or the negotiations for settlement with respect to, the Adverse Claim, in good faith and at Indemnitor's own expense, and the Indemnitor agrees to reimburse the Indemnitee for any reasonable expenses it incurred as a result of such Adverse Claim. If the Indemnitor has given the Indemnitee such notice with respect to an Adverse claim, the Indemnitee shall nevertheless have the right to participate in the defense or settlement thereof, but such participation shall be solely at the expense of the Indemnitee, without a right of further reimbursement for the expense of such participation. If the Indemnitor does not notify the Indemnitee in writing (within the time frame hereinabove provided) of Indemnitor's election to conduct the defense of an Adverse Claim, the Indemnitee may (but need not) conduct the


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defense of such Adverse Claim.  If the Indemnitee elects to conduct the defense of an Adverse Claim, the Indemnitee shall be entitled to payment from the Indemnitor of all costs of such defense (including attorneys' fees) as such costs are incurred. If it is determined that the Indemnitee is not entitled to indemnification from the Indemnitor, then the amount of the costs of such defense advanced by the Indemnitor shall be reimbursed by the Indemnitee. The Indemnitee may at any time notify the Indemnitor of Indemnitee's intention to settle, compromise or satisfy any Adverse Claim (the defense of which the Indemnitor has not undertaken at the end of the thirty (30) day period following notice described above) and may make such settlement, compromise or satisfaction in its sole discretion upon its good faith determination that such settlement is reasonable and in the best interests of the Indemnitor.

         9. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject hereof and supersedes all prior agreements and understandings, whether written or oral. There are not representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

         10. Further Assurances. Each party shall execute and deliver all such further documents and instruments and do all acts and things as the other party may after Closing reasonably require to carry out or better evidence or perfect the full intent and meaning of this Agreement and to transfer the Securities that are the subject hereof.

         11. Successors and Assigns. All terms of this Agreement shall be binding upon Banner and its respective successors and assigns, and shall inure to the benefit of RHI and its respective successors and assigns.

         12. Governing Law. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of Delaware, without giving effect to the principles of conflict of law thereof.

         13. Notices. Any notice, request, demand or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given upon receipt if delivered personally, by courier or by telex or facsimile transmission with confirmation of delivery received, or seven (7) business days after being deposited in the U.S. mail by registered or certified mail, postage prepaid, return receipt requested, and properly addressed as follows (or to such other addresses as the parties may specify by due notice to the others):


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                                  RHI Holdings, Inc.
                                  -----------------
                                  Washington Dulles International Airport
                                  300 West Service Road
                                  P.O. Box 10803
                                  Chantilly, Virginia 20153
                                  Attn:    Donald E. Miller
                                           General Counsel

                                  Banner Aerospace, Inc.
                                  ----------------------
                                  Washington Dulles International Airport
                                  300 West Service Road
                                  P.O. Box 20260
                                  Washington, D.C.  20041
                                  Attn:    Warren D. Persavich
                                           Senior Vice President and Chief
                                           Financial Officer

                                  Aero International, Inc.
                                  ------------------------
                                  Washington Dulles International Airport
                                  300 West Service Road
                                  P.O. Box 20260
                                  Washington, D.C 20041
                                  Attn:    Eugene W. Juris
                                  Vice President-Finance and Secretary

         14. Amendment, Waivers, Etc. No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and fully executed by the parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

         15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         16. Effect of Headings. The introduction and paragraph headings in this Agreement are for convenience of reference only and shall not affect the construction hereof.


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         IN WITNESS WHEREOF, Banner has caused this Agreement to be executed and RHI has executed this Agreement as of the date first above written.

Attest:                               RHI Holdings, Inc.


----------------------------          --------------------------------------
                                      By:  Donald E. Miller
                                           Senior Vice President,
                                           General Counsel and Secretary


Attest:                               Banner Aerospace, Inc.


----------------------------          --------------------------------------
                                      By:  Warren D. Persavich
                                           Senior Vice President and
                                           Chief Financial Officer


Attest:                               Aero International, Inc.


----------------------------          --------------------------------------
                                      By:  Eugene W. Juris
                                           Vice President and
                                           Secretary




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